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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated September 18, 1998 included in The Aristotle Corporation's Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this registration statement.


                                                       ARTHUR ANDERSEN LLP

Hartford, Connecticut

December 16, 1998